Exhibit 99.2 Investor Presentation Fourth Quarter 2018 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com - 949-864-8000 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com - 949-864-8000

Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company’s acquisitions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the expected cost savings, synergies and other financial benefits from the Grandpoint acquisition or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; changes in the level of the Company’s nonperforming assets and charge offs; any oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2017 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not reflect actual results. Pacific Premier undertakes no obligation to revise or publicly release any revision or update to these forward‐looking statements to reflect events or circumstances that occur after the date on which such statements were made. 2

Corporate Overview Headquarters Irvine, CA Exchange / Listing NASDAQ: PPBI Market Cap $1.89 Billion(1) Average Daily Volume 387,981 Shares(2) Outstanding Shares 62,478,705(1) Dividend Yield 2.91%(1)(3) # of Research Analysts 7 Analysts Focus Small & Mid-Market Businesses Total Assets $11.5 Billion Branch Network 44 Full-Service Branch Locations (1) Market data as of February 11, 2019 (2) 3-month average as of February 11, 2019 (3) Annualized 3

Geographic Footprint Premier banking franchise in the Western US – well positioned for further expansion . 39 branch offices in Southern Franchise Footprint California and Central Coast California . 3 branch offices in Arizona (Phoenix and Tucson) . 1 branch in Las Vegas, Nevada . 1 branch in Vancouver, Washington California Footprint 4

Highlights – Q4 2018 Strong financial returns while executing on a number of strategic projects . Net income of $39.6 million, which included $2.6 million in merger-related expense . Operating net income of $41.5 (1) million or $0.66 (1) per diluted share . Operating ROAA of 1.43% (1), and Operating ROATCE of 17.4% (1) Earnings . Efficiency ratio of 48.3% . Net interest margin of 4.49%, core net interest margin of 4.24% . New loan commitments of $730 million, 5.35% weighted average rate Loans and Asset . Nonperforming assets as a percent of total assets of 0.04% Quality . Delinquencies as a percent of total loans of 0.15% . Deposits totaled $8.7 billion, an increase of $156 million, or 2%, from prior quarter . Noninterest-bearing deposits represent 40% of total deposits Deposits . Non-maturity deposits equal 84% of total deposits . Cost of deposits of 0.55%, a 1 bps increase from Q3 2018 . Tangible book value per share of $16.97 (1), compared to $15.26 as of 12/31/2017 Capital . Tangible common equity ratio of 10.02% . Initiated a quarterly cash dividend of $0.22 per share, payable in Q1 2019 (1) Please refer to non-U.S. GAAP reconciliation in appendix 5

Value Creation Strategy Increase EPS and TBV by growing scale and operating leverage Expand our market presence through disciplined organic and acquisitive growth . Target ROAA of 1.50% . Target ROATCE of 17% - 20% Focus on small and middle market commercial businesses . Revenues of $5 - $250 million . Organic Growth Emphasis on depository relationships . Specialized products and services target attractive niches . Complementary nationwide lines of business . Disciplined sales process utilizing our customized Salesforce technology Target commercial banks and specialized lines of business . Complementary geography / relationship focused / product expansion . Attractive deposit profile with emphasis on non-maturity deposits Acquisitive Growth . Disciplined acquisition criteria: . Accretive to EPS 1st full year . < 3 years TBV dilution payback . +15% IRR 6

Acquisition History PPBI acquisitions have consistently enhanced franchise value . Over the last 5 years, TBVPS has grown 13% compounded annually . Assets have grown 43% compounded annually 2011 Acquisition Timeline July 2018 Total Assets April 2017 and November 2017 Acquired Grandpoint Capital, Inc. TBV/Share Acquired Heritage Oaks Bancorp ($3.1B assets) $18.00 $12,000 ($2.0B assets) and Plaza Bancorp ($1.3B assets) $11,504 $11,487 January 2016 Acquired Security $10,000 California Bancorp ($715MM assets) $15.50 March 2013 and June 2013 January 2015 Acquired First Associations Acquired $8,025 $8,087 $8,158 $8,000 Bank ($424MM assets) and Independence February 2011 San Diego Trust Bank Bank ($422MM Acquired Canyon ($211MM assets) assets) National Bank ($192MM assets) in January 2014 $13.00 $6,000 FDIC-assisted deal Acquired Infinity Franchise Holdings April 2012 ($80MM assets), a Acquired Palm specialty finance Desert National company $4,040 $4,000 Bank ($103MM assets) in FDIC- assisted deal $2,791 $10.50 $2,039 $2,000 $1,714 $961 $1,174 $- $8.00 2011 2012 2013 2014 2015 2016 2017 1Q'18 2Q'18 3Q'18 4Q'18 Non-Acquired Acquired TBV/Share Note: All dollars in millions 7

Increasing Value The Company has consistently delivered industry leading earnings and shareholder value Earnings Per Share Growth (1) TBV Per Share and TCE Growth (2) TBV/Share (1) TCE Ratio $18.00 11.00% Operating EPS(3) CAGR of 26% TBV Per Share CAGR of 13% $16.97 $2.51 $16.00 $15.26 10.50% $2.50 $14.00 10.00% $2.00 $12.51 10.02% $11.17 $1.50 $12.00 9.50% $10.12 9.42% 8.94% $10.00 9.00% $1.00 $0.80 8.86% 8.82% $0.50 $8.00 $9.08 8.50% 8.51% $0.00 $6.00 8.00% 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Operating EPS Reported EPS TBV/Share TCE Ratio (1) Fully diluted per share (2) Please refer to non-U.S. GAAP reconciliation in appendix (3) Operating EPS excludes tax adjusted merger related expense 8

Loan Portfolio High quality and well diversified commercial loan portfolio As of 12/31/2018 Average Loan (dollars in thousands) Loans Outstanding Loan Yield Balance Business loans Commercial and industrial $ 1,364,423 5.83% $ 337 Franchise 765,416 5.40% 983 Commercial owner occupied 1,679,122 4.94% 1,052 SBA 193,882 7.17% 283 Agribusiness 138,519 5.46% 1,126 Total business loans 4,141,362 5.44% 573 Real estate loans Commercial non-owner occupied 2,003,174 4.67% 1,634 Multi-family 1,535,289 4.33% 1,658 One-to-four family 356,264 5.01% 276 Construction 523,643 6.74% 2,267 Farmland 150,502 4.80% 1,618 Land 46,628 5.61% 648 Total real estate loans 4,615,500 4.83% 1,202 Consumer loans 89,424 5.60% 37 Gross loans held for investment $ 8,846,286 5.13% $ 657 Nonperforming loans as a % of LHFI 0.05% 9

Loan Portfolio Trends Prudent loan portfolio growth with increasing yields and pricing discipline Loan Portfolio and Weighted Average Rates 5.35% 5.35% 5.50% $12,000 5.27% 5.21% 5.13% 5.00% 5.12% $10,000 5.08% 5.00% 5.04% 4.95% Grandpoint $8,768 $8,846 Acquisition 7/1/2018 $8,000 4.50% $6,199 $6,245 $6,281 $6,000 4.00% $4,000 3.50% $2,000 $0 3.00% 4Q17 1Q18 2Q18 3Q18 4Q18 Business Loans Real Estate Loans Other Loans Originations - WAR Portfolio - WAR Note: All dollars in millions 10

Attractive Deposit Portfolio 84% non-maturity deposits with 40% in non-interest bearing reflects our client relationship based business model As of Cost of (dollars in thousands) 12/31/2018 Deposits Deposits Certificates of Deposit 16% Non-interest bearing checking $ 3,495,737 N/A Interest-bearing checking 526,088 0.35% Non-interest Bearing Demand Money market and savings 3,225,849 0.76% 40% Total non-maturity deposits 7,247,674 0.36% Money Market and Savings Retail certificates of deposit 1,009,066 1.49% 38% Wholesale brokered certificates of deposit 401,611 2.10% Total certificates of deposit 1,410,677 1.62% Interest-Bearing Total deposits $ 8,658,351 0.55% Demand 6% 11

Deposit Cost Trends PPBI’s focus on core relationships has resulted in a low-cost, high value deposit base . Stable cost of deposits over the last 3 quarters Total Deposits and Weighted Average Cost at Quarter End 12

Net Interest Margin Strong asset yields and low cost deposits - NIM ranks in the top quartile industry wide . 50% higher net interest income from 4Q17 to 4Q18 Loan Portfolio Reported Yields, Core Yields (1), Reported and Core Net Interest Margin (1) and Total Deposit Costs Grandpoint Acquisition Grandpoint Acquisition (1) Core loan yields and core net interest margin exclude accretion 13

Interest Rate Sensitivity Given our slightly asset sensitive balance sheet, our NIM is impacted favorably . 81% of our loan portfolio is variable rate . Currently 35% of our loan portfolio adjusts in less than one year Loan Portfolio By Rate Type Loan Portfolio By Index Type 14

Credit Risk Management The Company has a long running history of outperforming peers on asset quality . Loan delinquencies to loans held for investment of 0.15% as of 12/31/2018 . Nonperforming assets to total assets of 0.04% at 12/31/2018 Nonperforming Assets to Total Assets Comparison PPBI Peers * 5.00 4.39 4.50 4.26 4.30 4.24 4.23 4.29 4.11 4.06 3.96 4.04 3.77 4.00 3.62 3.48 3.39 3.50 3.26 3.21 2.93 CNB 2.96 PDNB 3.00 Acquisition Acquisition 2/11/11 2.50 4/27/12 2.00 1.70 1.66 1.67 1.58 1.62 1.56 1.36 1.31 1.50 1.24 1.18 1.04 1.08 1.10 1.05 0.91 0.76 0.80 1.00 0.74 0.69 0.74 0.58 0.55 0.59 0.58 0.53 0.48 0.48 0.50 0.49 0.46 0.44 0.38 0.33 0.42 0.41 0.42 0.41 0.21 0.21 0.50 0.40 0.15 0.20 0.20 0.14 0.12 0.12 0.190.18 0.18 0.17 0.13 0.17 0.04 0.11 0.08 0.07 0.04 0.02 0.01 0.01 0.04 - 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q '09 1Q '09 2Q '09 3Q '09 4Q '10 1Q '10 2Q '10 3Q '10 4Q '11 1Q '11 2Q '11 3Q '11 4Q '12 1Q '12 2Q '12 3Q '12 4Q '13 1Q '13 2Q '13 3Q '13 4Q '14 1Q '14 2Q '14 3Q '14 4Q '15 1Q '15 2Q '15 3Q '15 4Q * California peer group consists of all insured California institutions, from SNL Financial. 15

Asset Quality Measures Highly disciplined credit risk management, proactive loss mitigation strategies Notes: - 49% of loans held for investment include a fair value net discount of $61.0 million - Peer information is for all western region commercial banks between $1-100 billion 16

CRE to Capital Concentration Ratio Experience in managing CRE concentrations in excess of 300% . CRE concentrations are well-managed across the organization, and are semi-annually stress tested CRE as a Percent of Total Capital 700% (1) 627% Annualized Net Charge-Offs 600% Commercial Real Estate 0.10% Multi-family 0.05% 499% 500% Managed Growth 415% Grandpoint 400% 376% 378% Acquisition 372% 362% 365% 349% 352% 356% 336% 340% 336% 341% 310% 316% 287% 289% 300% 271% 200% 100% 0% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 (1) January 1, 2009 – December 31, 2018 17

High Performing Culture & Strong Internal Controls Continue to Evolve and Strive for Superior Performance PPBI’s management team operates the Bank in a disciplined and dynamic fashion • Our business model is always evolving, transforming, and improving • Ongoing investments in technology and people • Continuously strengthening our leadership team Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable • Disciplined credit underwriting culture remains a fundamental underpinning • Controls over ERM, DFAST, Compliance, BSA/AML and CRA are implemented ahead of our growth Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through disciplined, profitable growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management 18

Enhanced Scarcity Value in Southern California

PPBI is the 3rd largest publicly traded bank headquartered in Southern California(1)

Listed below are banks and thrifts headquartered in Southern California with assets greater than $1.0B (1)

	Company Name	State	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Price to Earnings (x)	Price to TBV (%)
1	PacWest Bancorp	CA	PACW	NASDAQ	25,731	4,856	10.6	218.8
2	CVB Financial Corp.	CA	CVBF	NASDAQ	11,529	3,104	17.9	274.5
3	Pacific Premier Bancorp, Inc.	CA	PPBI	NASDAQ	11,487	1,886	12.0	177.9
4	Banc of California, Inc.	CA	BANC	NYSE	10,630	750	33.2	112.8
5	Axos Financial Inc.	CA	AX	NYSE	9,810	2,002	12.7	220.1
6	Farmers & Merchants Bank of Long Beach	CA	FMBL	OTCQB	7,308	1,040	12.1	101.2
7	Opus Bank	CA	OPB	NASDAQ	7,181	770	26.4	120.2
8	First Foundation Inc.	CA	FFWM	NASDAQ	5,840	655	14.6	142.5
9	American Business Bank	CA	AMBZ	OTC Pink	2,157	273	16.9	164.8
10	Pacific Mercantile Bancorp	CA	PMBC	NASDAQ	1,349	182	7.2	142.3
11	Provident Financial Holdings, Inc.	CA	PROV	NASDAQ	1,127	140	20.5	114.0
12	Malaga Financial Corporation	CA	MLGF	OTC Pink	1,088	179	11.8	-
	Median				**7,245**	**760**	**13.6**	**142.5**

Market data as of February 11, 2019. Financial data for the most recently reported quarter. Peer P/E ratio uses LTM EPS.
Source: SNL Financial
(1) Defined as banks with shares listed on the NYSE, NASDAQ or OTC exchanges, excludes ethnically focused banking institutions, sorted by total assets

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Enhanced Scarcity Value in the Western U.S.

Listed below are banks headquartered in the West with assets between $5B and $25B [(1)]

- PPBI ranks 3rd when measured by total assets for banks headquartered in Southern California…
- …and 9th more broadly across the continental Western U.S.

	Company Name	State	Ticker	Exchange	Total Assets ($M)	Market Cap. ($M)	Price to Earnings (x)	Price to TBV (%)
1	PacWest Bancorp	CA	PACW	NASDAQ	25,731	4,856	10.6	218.8
2	Western Alliance Bancorporation	AZ	WAL	NYSE	23,109	4,598	10.7	200.8
3	Washington Federal, Inc.	WA	WAFD	NASDAQ	16,188	2,368	11.9	141.6
4	First Interstate BancSystem, Inc.	MT	FIBK	NASDAQ	13,300	1,514	14.4	226.7
5	Columbia Banking System, Inc.	WA	COLB	NASDAQ	13,095	2,663	15.4	217.9
6	Glacier Bancorp, Inc.	MT	GBCI	NASDAQ	12,115	3,554	19.4	302.0
7	Banner Corporation	WA	BANR	NASDAQ	11,863	2,028	13.9	183.7
8	CVB Financial Corp.	CA	CVBF	NASDAQ	11,529	3,104	17.9	274.5
9	Pacific Premier Bancorp, Inc.	CA	PPBI	NASDAQ	11,487	1,886	12.0	177.9
10	Banc of California, Inc.	CA	BANC	NYSE	10,630	750	33.2	112.8
11	Axos Financial Inc.	CA	AX	NYSE	9,810	2,002	12.7	220.1
12	Opus Bank	CA	OPB	NASDAQ	7,181	770	26.4	120.2
13	HomeStreet, Inc.	WA	HMST	NASDAQ	7,042	691	17.4	97.2
14	Westamerica Bancorporation	CA	WABC	NASDAQ	5,569	1,677	23.5	340.9
	Median				**11,696**	**2,015**	**14.9**	**209.4**

Market data as of February 11, 2019. Financial data for the most recently reported quarter. Peer P/E ratio uses LTM EPS.
Source: SNL Financial
(1) Defined as banks headquartered in AZ, CA, ID, OR, MT, WA and WY with shares listed on the NYSE or NASDAQ exchanges, excludes ethnically focused banking institutions, sorted by total assets

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Key Investment Highlights Building Long-term Franchise Value . Proven track record of executing on acquisitions and organic growth . Well-positioned to evaluate attractive acquisition opportunities . Continue to drive economies of scale and operating leverage . Strong profitability and internal capital generation supports return of capital to shareholders, and continued organic and acquisitive growth . Ability to integrate business lines that generate higher risk adjusted returns . We’ve created scarcity value in Southern California and the Western US 21

InvestorAppendix Presentation Material

Consolidated Quarterly Financial Highlights

	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Summary Balance Sheet					
Total Assets	$8,024,501	$8,086,816	$8,158,131	$11,503,881	$11,487,387
Loans Held for Investment	6,196,224	6,241,841	6,277,586	8,759,204	8,836,818
Total Deposits	6,085,886	6,192,273	6,308,350	8,502,145	8,658,351
Loans Held for Investment/Total Deposits	101.8%	100.8%	99.5%	103.0%	102.1%
Summary Income Statement					
Total Revenue	$87,621	$88,947	$89,322	$120,953	$124,516
Total Noninterest Expense	49,886	49,808	50,076	82,782	67,239
Provision for Credit Losses	2,194	2,253	1,761	1,981	2,258
Net Income	16,171	28,002	27,303	28,392	39,643
Diluted EPS	$0.36	$0.60	$0.58	$0.46	$0.63
Performance Ratios					
Return on Average Assets (4)	0.87%	1.39%	1.35%	1.00%	1.37%
Return on Average Tangible Common Equity (4)	10.5%	16.5%	15.4%	12.9%	16.7%
Efficiency Ratio (1)	48.2%	52.4%	53.0%	53.5%	48.3%
Net Interest Margin	4.56%	4.50%	4.41%	4.38%	4.49%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.16%	0.20%	0.12%	0.09%	0.15%
Allowance for Loan Losses to Loans Held for Investment	0.47%	0.49%	0.51%	0.38%	0.41%
Nonperforming Loans to Loans Held for Investment	0.05%	0.13%	0.10%	0.08%	0.05%
Nonperforming Assets to Total Assets (2)	0.04%	0.11%	0.08%	0.07%	0.04%
Classified Assets to Total Risk-Based Capital (3)	5.68%	5.92%	4.69%	6.48%	4.98%
Classified Assets to Total Assets (3)	0.61%	0.64%	0.52%	0.66%	0.54%
Capital Ratios					
Tangible Common Equity/Tangible Assets *	9.42%	9.63%	9.91%	9.47%	10.02%
Tangible Book Value Per Share *	$15.26	$15.63	$16.21	$16.06	$16.97
Common Equity Tier 1 Risk-based Capital Ratio	10.48%	10.67%	10.80%	10.55%	10.88%
Tier 1 Risk-based Ratio	10.78%	10.96%	11.09%	10.81%	11.13%
Risk-based Capital Ratio	12.46%	12.64%	12.75%	12.05%	12.39%

(1) Represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger-related expense to the sum of net interest income before provision for credit losses and total noninterest income, less gains/(loss) on sale of securities, other-than-temporary impairment recovery/(loss) on investment securities and gain/(loss) from other real estate owned.

(2) Nonperforming assets excludes nonperforming investment securities.

(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.

(4) Annualized

* Please refer to non-U.S. GAAP reconciliation in appendix

Note: All dollars in thousands, except per share data

23

Non-U.S. GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

	December 31, 2011	December 31, 2012	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018
Total stockholders' equity	$ 86,777	$ 134,517	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$ 1,969,697
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,941)	(536,343)	(909,282)
Tangible common equity	**$ 84,708**	**$ 131,891**	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 1,060,415**
Total assets	$ 961,128	$ 1,173,792	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$ 11,487,387
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,670)	(536,343)	(909,282)
Tangible assets	**$ 959,059**	**$ 1,171,166**	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,641**	**$ 7,488,158**	**$ 10,578,105**
Common Equity ratio	9.03%	11.46%	10.22%	9.79%	10.72%	11.39%	15.48%	17.15%
Less: Intangible equity ratio	(0.20%)	(0.20%)	(1.28%)	(1.28%)	(1.90%)	(2.53%)	(6.06%)	(7.13%)
Tangible common equity ratio	**8.83%**	**11.26%**	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**10.02%**
Basic shares outstanding	10,337,626	13,661,648	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	62,480,755
Book value per share	$ 8.39	$ 9.85	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 31.52
Less: Intangible book value per share	(0.20)	(0.20)	(1.44)	(1.69)	(2.69)	(4.03)	(11.60)	(14.55)
Tangible book value per share	**$ 8.19**	**$ 9.65**	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 16.97**

Note: All dollars in thousands, except per share data

24

Non-U.S. GAAP Financial Measures For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate these figures by excluding merger related expenses and DTA revaluations in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common equity are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-U.S. GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the U.S. GAAP measure of return on common stockholders’ equity is set forth below. December 31, 2018 Net Income $ 39,643 Add: Tax adjusted merger-related expense 1,871 Operating net income $ 41,514 Weighted average shares outstanding - diluted 62,457,100 Diluted earnings per share $ 0.66 Average assets $ 11,582,367 Operating return on average assets(1) 1.43% Operating net income $ 41,514 Add: Tax adjusted CDI amortization 3,337 Operating net income for return on average tangible common equity $ 44,851 Average stockholders' equity $ 1,944,623 Less: Average core deposit intangible 103,434 Less: Average goodwill 808,516 Average tangible common equity $ 1,032,673 Operating return on average tangible common equity(1) 17.4% (1) Annualized Note: All dollars in thousands, except per share data 25